Exhibit 99.1

Rapid7 Appoints Three New Board Members

Company Enters into Cooperation Agreement with JANA Partners

BOSTON, MA — March 24, 2025 – Rapid7, Inc. (NASDAQ: RPD), a leader in extended risk and threat detection, today announced that it will appoint three new members to its Board of Directors: Wael Mohamed, Mike Burns and Kevin Galligan. These appointments will expand Rapid7’s Board to comprise 11 directors. In addition, Rapid7 and JANA Partners Management, LP have entered into a cooperation agreement, which, among other things, provides that JANA Partners will support all of Rapid7’s director nominees at its upcoming annual shareholder meeting.

Corey Thomas, Chairman and CEO of Rapid7, stated: “Rapid7 is entering an exciting new chapter of growth, and we are confident that adding Wael, Mike and Kevin to our Board will accelerate our ability to execute with greater speed, focus and impact. Each brings a wealth of expertise that will help us sharpen our strategy, strengthen execution and drive greater value creation for our shareholders.”

Thomas continued, “With a differentiated security data platform and an expanding security operations ecosystem, we are delivering cutting-edge solutions in AI-driven threat detection and response, cloud security and exposure management — empowering organizations to secure their environments more effectively and efficiently. We are well-positioned within these markets to drive sustainable, profitable growth, and these strategic Board appointments reinforce our commitment to scaling our business, enhancing operational efficiency, and driving long-term shareholder returns.”

Scott Ostfeld, Managing Partner of JANA Partners, added: “We are encouraged by the steps Rapid7 is taking to enhance its leadership and execution capabilities. We have appreciated our highly constructive dialogue with Rapid7 and look forward to working with management and the Board to capitalize on the significant opportunities ahead and to maximize value for shareholders.”

A copy of the cooperation agreement will be included as an exhibit to the company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

Advisors

J.P. Morgan is serving as financial advisor, and Simpson Thacher & Bartlett LLP is serving as legal advisor, to Rapid7 in connection with the cooperation agreement.

About Wael Mohamed

Wael Mohamed has a unique combination of cybersecurity, digital transformation, and executive leadership expertise, which has enabled him to be a go-to advisor for boards and executives for more than 30 years. Mr. Mohamed is the co-founder and Managing General Partner of Global Forward Capital. Prior to that, Mr. Mohamed was an Operating Partner at Advent International and became the CEO of Forescout, an Advent International portfolio company. He previously served as President & COO and board member of Trend Micro Group. Mr. Mohamed received a Bachelor of Computer Science from Dalhousie University and the Executive Corporate Director Certificate from Harvard Business School.

About Mike Burns

Mike Burns has more than 25 years of senior leadership experience in finance and operations with high-growth public technology companies. Most recently, Mr. Burns served as Chief Financial Officer of Imperva, Inc. Previously he served as CFO of Gigamon as well as CFO of Volterra Semiconductor. Earlier in his career, Mr. Burns held senior finance roles at Intel Corporation. He earned his A.B. in Economics and M.S. in Industrial Engineering from Stanford University, and his MBA from the UC Berkeley Haas School of Business.

About Kevin Galligan

Kevin Galligan has 18 years of experience investing in companies and driving shareholder value. He is a Partner and Director of Research at JANA Partners, an investment firm specializing in enhancing shareholder value. Mr. Galligan joined JANA Partners in 2011 from Kohlberg Kravis Roberts & Company where he was a Principal in the North American Private Equity Group. Prior to that, he worked in the Mergers & Acquisitions Advisory Division of The Blackstone Group. Mr. Galligan holds a B.A. in Economics from Columbia University.

About Rapid7

Rapid7 (Nasdaq: RPD) is on a mission to create a safer digital world by making cybersecurity simpler and more accessible. We empower security professionals to manage a modern attack surface through our best-in-class technology, leading-edge research, and broad, strategic expertise. Rapid7’s comprehensive security solutions help more than 11,000 global customers unite cloud risk management and threat detection to reduce attack surfaces and eliminate threats with speed and precision. For more information, visit our website, check out our blog, or follow us on LinkedIn or X.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding the appointment of Wael Mohamed, Michael Burns, and Kevin Galligan, and the experiences and value that they will bring to the Board and Rapid7, Inc. (“Rapid7”). Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, our ability to successfully grow our sales of our cloud-based solutions, including through the shift to a consolidated platform sales approach, effectiveness of our restructuring plan that was completed during fiscal year 2024, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, renewal of our customer’s subscriptions, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, exposure to greater than anticipated tax liabilities, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties that could affect our business and results described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on

February 28, 2025, particularly in the section entitled “Item 1.A Risk Factors,” and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Additional Information

Rapid7 intends to file a proxy statement, together with a proxy card, with the SEC in connection with its solicitation of proxies for its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). Rapid7 stockholders are urged to read the proxy statement, together with the proxy card, and other relevant documents filed or to be filed with the SEC when they become available because they contain or will contain important information. Investors will be able to get copies of the proxy statement and other documents (including the proxy card) filled with the SEC by Rapid7 for free at the SEC’s website, www.sec.gov. Copies of those documents will also be available free of charge through the “Investors” section of Rapid7’s website, under Financials/SEC Filings, at www.rapid7.com.

Participants in the Solicitation

Rapid7, members of our Board of Directors and certain of our executive officers are “participants” in the solicitation of proxies from the Company’s stockholders in connection with the 2025 Annual Meeting. Information regarding the Company’s Board of Directors and executive officers and their respective interests in the Company, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025. To the extent such ownership interests have changed since such filings, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC, and will be reflected in the Proxy Statement for the 2025 Annual Meeting when filed with the SEC. Security holders may obtain free copies of these documents as described above.

Investor contact:

Elizabeth Chwalk

Vice President, Investor Relations

investors@rapid7.com

(617) 865-4277

Press contact:

Alice Randall

Director, Global Corporate Communications

press@rapid7.com

(214) 693-4727